UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2026

NOODLES & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D
Broomfield,	CO	80021
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 214-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	NDLS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders (the “Annual Meeting”) on May 13, 2026. As of March 18, 2026, the record date for the Annual Meeting (the “Record Date”), we had 5,888,223 shares of Class A common stock outstanding and entitled to vote. There are currently no shares of Class B common stock outstanding. Holders of our Class A and Class B common stock are entitled to one vote for each share held as of the Record Date, with the exception that Class B common stock does not vote on the election or removal of directors.

At the Annual Meeting, shareholders voted in favor of the (1) re-election of Joseph Christina as a Class I director and the election of Thomas Lynch as a Class I director, to our Board of Directors, (2) approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed in our proxy statement, and (3) ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 29, 2026. Mr. Lynch resigned as a Class III director solely to facilitate his nomination and election as a Class I director in connection with the rebalancing of the Board’s classified structure following the decision of two incumbent Class I directors not to stand for reelection at the Annual Meeting. Mr. Lynch’s resignation as a Class III director was contingent upon his election as a Class I director at the Annual Meeting, and he has continued to serve on the Board without interruption.

The final voting results were as follows:

(1) The following individuals were elected as Class I directors, each to serve for three years and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph Christina	3,141,179	4,805	803,375
Thomas Lynch	3,087,706	58,278	803,375

(2) The compensation of our named executive officers, as disclosed in our proxy statement, was approved, on an advisory (non-binding) basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,126,675	17,294	2,015	803,375

(3) The appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 29, 2026 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,945,746	3,004	609	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noodles & Company

DATE: May 14, 2026	By:	/s/ MIKE HYNES
	Name:	Mike Hynes
	Title:	Chief Financial Officer